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                                                                   EXHIBIT 10.30

                                                               EXECUTION VERSION

                              COMPDENT CORPORATION

                                WARRANT AGREEMENT


       This WARRANT AGREEMENT is dated as of July 12, 2000 (the "Agreement") and entered into by and among CompDent Corporation, a Delaware corporation ("Holding"), and the purchasers party hereto (each, a "Purchaser" and collectively, the "Purchasers"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement (as hereinafter defined).

      WHEREAS, pursuant to a Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by and among Holding, American Prepaid Professional Services, Inc., a Florida corporation (the "Company"), the Subsidiary Guarantors identified therein and the Purchasers, Holding proposes to issue to the Purchasers certain Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 700,000 shares (subject to adjustment) of the common stock, par value $.01 per share (together with all other classes of common stock of Holding, the "Common Stock"), of Holding (the shares of Common Stock and other securities issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

      SECTION 1. Warrant Certificates. Holding will issue and deliver a certificate or certificates evidencing the Warrants (the "Warrant Certificates") pursuant to the terms of the Purchase Agreement. Such certificate or certificates shall be substantially in the form set forth as Exhibit A attached hereto. The Warrant Certificates shall be dated the date of issuance by Holding.

      SECTION 2. Execution of Warrant Certificates. The Warrant Certificates shall be signed on behalf of Holding by its Chairman of the Board, Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose Holding may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office.

      SECTION 3. Registration. Holding shall number and register the Warrant Certificates and the Warrant Shares in registers (the "Warrant Register" and the "Warrant Shares Register", respectively) as they are issued. Holding may deem and treat the registered holder(s) from time to



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time of the Warrant Certificates (the "Holders") as the absolute owner(s)
thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in such name or names as the Purchasers shall designate.

      SECTION 4. Restrictions on Transfer: Registration of Transfers and Exchanges. Prior to any proposed transfer of the Warrants or the Warrant Shares, unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), the transferring Holder will deliver to Holding an opinion of counsel, reasonably satisfactory in form and substance to Holding, to the effect that the Warrants or the Warrant Shares, as applicable, may be sold or otherwise transferred without registration under the Act; provided, however, that with respect to transfers by Holders to their Affiliates, no such opinion shall be required. A transfer made by a Holder which is a state-sponsored employee benefit plan to a successor trust or fiduciary pursuant to a statutory reconstitution shall be expressly permitted and no opinions of counsel shall be required in connection therewith. Upon original issuance thereof, and until such time as the same shall have been registered under the Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) each Warrant Certificate shall bear the legend included on the first page of Exhibit A, unless in the opinion of counsel reasonably satisfactory to Holding, such legend is no longer required by the Act.

      Subject to the conditions to transfer contained in the Purchase Agreement, Holding shall from time to time register the transfer of any outstanding Warrant Certificates in the Warrant Register to be maintained by Holding upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to Holding, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee Holder(s) and the surrendered Warrant Certificate shall be canceled and disposed of by Holding.

      SECTION 5. Warrants: Exercise of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised commencing on the date hereof, to receive from Holding the number of fully paid and nonassessable Warrant Shares (and such other consideration) which the Holder may at the time be entitled to receive upon exercise of the Warrants and payment of the Exercise Price (as defined below) then in effect for such Warrant Shares. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

      The price at which each Warrant shall be exercisable (the "Exercise Price") shall initially be $.01 per share, subject to adjustment pursuant to the terms hereof.

      A Warrant may be exercised upon surrender to Holding at its office designated for such purpose (as provided for in Section 13 hereof) of the Warrant Certificate or Certificates to be exercised with the form of election to purchase attached thereto duly completed and signed, and



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upon payment to Holding of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made either (a) by delivering to Holding the aggregate Exercise Price in cash or by certified or official bank check payable to the order of Holding, (b) if the Holder or one of its Affiliates is also a Holder of a Note and instructs Holding by so specifying in the notice of exercise submitted to Holding, by applying the payment of the aggregate Exercise Price against the outstanding principal balance of the Note held by such Holder or its Affiliate ("Offset Exercise"), or (c) by deducting from the number of Warrant Shares to be received by the exercising Holder that number of Warrant Shares which has an aggregate Specified Value (as hereinafter defined) on the date of exercise equal to the aggregate Exercise Price for all shares as to which the Warrant is then being exercised ("Net Exercise").

      Subject to the provisions of Section 6 hereof, upon such surrender of Warrant Certificates and payment of the Exercise Price or Offset Exercise or Net Exercise of the Warrants, Holding shall issue and cause to be delivered, as promptly as practicable, to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for fractional Warrant Shares as provided in Section 11. The certificate or certificates for such Warrant Shares shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price or Offset Exercise or Net Exercise of the Warrants, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

      Each Warrant shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

      All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by Holding. Holding shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

      SECTION 6. Payment of Taxes. Holding will pay all documentary stamp taxes and other governmental charges (excluding all Federal, state or foreign income, franchise, intangibles, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. Holding shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by Holding, no such issuance or delivery shall be made unless and until



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the Person requesting such issuance has paid to Holding the amount of any such tax, or it is established to the reasonable satisfaction of Holding that any such tax has been paid.

      SECTION 7. Mutilated or Missing Warrant Certificates. If a mutilated Warrant Certificate is surrendered to Holding, or if the Holder of a Warrant Certificate claims and submits an affidavit or other evidence satisfactory to Holding to the effect that the Warrant Certificate has been lost, destroyed or wrongfully taken, Holding shall issue a replacement Warrant Certificate. If required by Holding such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of Holding to protect Holding from any loss which it may suffer if a Warrant Certificate is replaced. If any Purchaser or any other institutional Holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Warrant Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Warrant Certificate at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Warrant Certificate other than the unsecured written agreement of such owner to indemnify Holding or, at the option of such Purchaser or other institutional Holder, an indemnity bond in the amount of the Specified Value (as defined in Section 9(f) hereof) of the Warrant Shares for which such Warrant Certificate was exercisable.

      SECTION 8. Reservation of Warrant Shares. Holding shall at all times reserve and keep available, free from preemptive rights (except as otherwise provided herein), out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

      Holding or, if appointed, the transfer agent for the Common Stock and each transfer agent for any shares of Holding's capital stock issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. Holding shall keep a copy of this Agreement on file with any such Transfer Agent. Holding will supply any such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable upon exercise of the Warrants. Holding will furnish any such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 12 hereof.

      Before taking any action which would cause an adjustment pursuant to
Section 9 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, Holding shall take any corporate action which may, in the opinion of its counsel, be necessary in order that Holding may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.



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      Holding covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free, subject to Section 6 hereof, from all taxes, liens, charges and security interests with respect to the issue thereof.

      SECTION 9. Adjustment of Exercise Price and Warrant Number. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant Number") is initially one, and the initial number of Warrant Shares is 700,000. The Warrant Number is subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this
Section 9.

      (a)   Adjustment for Change in Capital Stock

      If Holding:

            (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

            (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

            (3) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

            (4) makes a distribution on Common Stock in shares of its capital stock other than Common Stock; or

            (5) issues by reclassification of its Common Stock any shares of its capital stock (other than reclassifications arising solely as a result of a change in the par value or no par value of the Common Stock);

then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of Holding which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

      The adjustment shall be determined as of the record date in the case of a dividend or distribution and upon the effective date in the case of a subdivision, combination or reclassification and shall be effective simultaneously with the consummation of any such action.

      Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under subsection (b) below or a distribution under Section 10 hereof, no further adjustment shall be made under this subsection (a).



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      Holding shall not issue shares of Common Stock as a dividend or distribution on any class of capital stock other than Common Stock unless the Holders also receive such dividend or distribution on a ratable basis or the appropriate adjustment to the Warrant Number is made under this Section 9.

      (b) Adjustment for Rights Issue

      If Holding distributes (and receives no consideration therefor) any rights, options or warrants (whether or not immediately exercisable) to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Specified Value (as defined in Section 9(f) hereof) per share on the record date relating to such distribution, the Warrant Number shall be adjusted in accordance with the formula:

                           W' = Wx O + N
                                   -----
                                   O + NxP
                                       ----
                                        M

 where:

       W' = the adjusted Warrant Number.

       W = the Warrant Number immediately prior to the record date for any such distribution.

       O = the number of shares of Common Stock outstanding on the record date for any such distribution.

       N = the number of additional shares of Common Stock issuable upon exercise of such rights, options or warrants.

       P =  the exercise price per share of such rights, options or warrants.

       M = the Specified Value per share of Common Stock on the record date for any such distribution.

      The adjustment shall be made successively whenever any such rights, options or warrants are issued. Such adjustments shall be determined as of the record date for the determination of stockholders entitled to receive the rights, options or warrants and shall become effective simultaneously with the issuance of such rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the adjusted Warrant Number shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.



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      (c) Adjustment for Redemptions

      If Holding redeems any shares of Common Stock for consideration per share more than the Specified Value per share, on the date Holding fixes the redemption price of such shares, the Warrant Number shall be adjusted in accordance with the formula:

                                              P
                                              -
                                  W' = Wx O + M
                                          -----
                                              A

 where:

       W' = the adjusted Warrant Number.

       W  = the Warrant Number immediately prior to any such issuance.

       O = the number of shares of Common Stock outstanding immediately after the redemption of the shares of Common Stock.

       P = the aggregate consideration provided for the redemption of such shares of Common Stock.

       M = the Specified Value per share of Common Stock on the date of the redemption.

       A = the number of shares of Common Stock outstanding immediately prior to the redemption of the Common Stock.

      The adjustment shall be made successively whenever any such redemption is made, and shall become effective immediately after such redemption. Such adjustments shall be determined as of the date on which Holding fixes the redemption price and shall become effective simultaneously with such redemption.

      This subsection (c) does not apply to any of the transactions described in subsection (a) of this Section 9.

      (d) Adjustment for Common Stock Issue

      If Holding issues shares of Common Stock for a consideration per share less than the Specified Value per share, on the date Holding fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the formula:



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                               W'= Wx   A
                                      ------
                                       O + P
                                           -
                                           M

 where:

       W' = the adjusted Warrant Number.

       W  = the Warrant Number immediately prior to any such issuance.

       O = the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock.

       P = the aggregate consideration received for the issuance of such additional shares of Common Stock.

       M = the Specified Value per share of Common Stock on the date of issuance of such additional shares.

       A = the number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock.

      The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

      This subsection (d) does not apply to any of the transactions described in subsection (a) of this Section 9.

      (e) Adjustment for Convertible Securities Issue

      If Holding issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in subsection (b) of this Section 9) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Specified Value per share on the date of issuance of such securities, the Warrant Number shall be adjusted in accordance with this formula:


                                  W' = Wx O + D
                                          -----
                                          O + P
                                              -
                                              M




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 where:

       W' = the adjusted Warrant Number.

       W  = the Warrant Number immediately prior to any such issuance.

       O = the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.

       P = the sum of the aggregate consideration received for the issuance of such securities and the aggregate minimum consideration receivable by Holding for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such securities.

       M = the Specified Value per share of Common Stock on the date of issuance of such securities.

       D = the maximum number of shares of Common Stock deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

      The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

      If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when the conversion, exchange or exercise rights of such securities have expired or been terminated, then the adjusted Warrant Number shall promptly be readjusted to the adjusted Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities. If the aggregate minimum consideration receivable by Holding for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such securities shall be increased by virtue of provisions therein contained or upon the arrival of a specified date or the happening of a specified event, then the Warrant Number shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of such increased minimum consideration.

      This subsection (e) does not apply to the issuance of the Warrants or to any of the transactions described in subsection (b) of this Section 9.





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      (f) Specified Value

      "Specified Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

      (1) if the Security is not registered under the Exchange Act, (i) the value of the Security determined in good faith by the Board of Directors of Holding and certified in a board resolution, if the recipients of a majority of such Securities, or if the holders of a majority of such Securities being redeemed in the case of subsection 9(c), are not Affiliates of Holding, (ii) if the recipients of a majority of such Securities, or if the holders of a majority of such Securities being redeemed in the case of subsection 9(c), are Affiliates of Holding, the value of the Security most recently determined as of a date within the six months preceding such date by an Independent Financial Expert (as defined below), (iii) the value of the Security as mutually agreed by Holding and Holders of at least a majority of the Warrants outstanding; provided, however, that if Holding and such Holders are unable to mutually agree upon such value, Holding shall select an Independent Financial Expert (as defined below) who shall determine, at Holding's sole cost and expense, the value of such Security, or

      (2) if the Security is registered under the Exchange Act, the average of the daily market prices (as defined below) for each Business Day during the period commencing 30 Business Days before such date and ending on the date one day prior to such date or, if the Security has been registered under the Exchange Act for less than 30 consecutive Business Days before such date, then the average of the daily market prices (as hereinafter defined) for all of the Business Days before such date for which daily market prices are available. If the market price is not determinable for at least 15 Business Days in such period, the Specified Value of the Security shall be determined as if the Security was not registered under the Exchange Act.

      The "market price" for any Security on each Business Day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day or (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by Holding. If there are no such prices on a Business Day, then the market price shall not be determinable for such Business Day.

      In the case of Common Stock, if more than one class of Common Stock is outstanding, the "Specified Value" shall be the Specified Value per share of the class or classes of Common Stock to which consideration is apportioned.

      "Independent Financial Expert" shall mean a nationally recognized investment banking firm selected by Holding (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in Holding, (ii) that has not been, and, at the time it is



CompDent Warrant Agreement - Page 10




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called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a director or officer of Holding, (iii) that has not been retained by Holding for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of Holding, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by Holding for opinions or services it provides as an Independent Financial Expert.

      (g) Consideration Received

      For purposes of any computation respecting consideration received pursuant to subsections (c), (d) and (e) of this Section 9, the following shall apply:

            (1) in the case of the issuance or redemption of shares of Common Stock for cash, the consideration shall be the amount of such cash (without any deduction being made for any commissions, discounts or other expenses incurred by Holding for any underwriting of the issue or otherwise in connection therewith);

            (2) in the case of the issuance or redemption of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof) as determined in good faith by the Board of Directors;

            (3) in the case of the issuance of shares of Common Stock upon the conversion of PIK Securities, any interest or dividends paid in kind or any consideration paid with interest or dividends paid in kind shall be excluded from the determination of the aggregate consideration received for the issuance of such shares. The term "PIK Securities" means any promissory notes, stock or other securities issued at any time by Holding (whether upon the conversion of any other security or otherwise) which are convertible into or exchangeable or exercisable for shares of Common Stock and which provide for payment of interest or dividends in kind or permit the payment of the exercise or conversion price of any option, warrant or other convertible security with interest or dividends paid in kind;

            (4) in the case of the issuance of options, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by Holding for the issuance of such securities plus, subject to clause (3) of this subsection, the additional minimum consideration, if any, to be received by Holding upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).



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      (h) When De Minimis Adjustment May Be Deferred

      No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 0.5% in the Warrant Number. Any adjustment that is not made shall be carried forward and taken into account in any subsequent adjustment; provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

      All calculations under this Section 9 shall be made to the nearest 1/100th of a share.

      (i) Adjustment to Exercise Price

      Upon each adjustment to the Warrant Number pursuant to this Section 9, the Exercise Price shall be adjusted so that it is equal to the Exercise Price in effect immediately prior to such adjustment multiplied by a quotient, the numerator of which is the Warrant Number in effect immediately prior to such adjustment, and the denominator of which is the Warrant Number in effect immediately after such adjustment.

      (j) When No Adjustment Required

      If an adjustment is made upon the establishment of a record date for a distribution subject to subsection (a) or (b) hereof or a redemption subject to subsection (c) hereof and such distribution or redemption is subsequently canceled, the Warrant Number and Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution or redemption, to that which would have been in effect if such record date had not been fixed.

      To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

      (k) Notice of Adjustment

      Whenever the Warrant Number or Exercise Price is adjusted, Holding shall provide the notices required by Section 12 hereof.

      (1) Reorganizations

      In case of any capital reorganization, other than in the cases referred to in Section 9(a), (b), (c), (d) or (e) hereof, or the consolidation or merger of Holding with or into another corporation (other than a merger or consolidation in which Holding is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of Holding as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as



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"Reorganizations"), there shall thereafter be deliverable upon exercise of any
Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of Holding, whose determination shall be described in a duly adopted resolution certified by Holding's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

      Holding shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than Holding) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgment satisfactory to the Holders executed and delivered to the Holders, the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

      (m) Form of Warrants

      Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

      (n) Other Dilutive Events

      In case any event shall occur as to which the provisions of this Section 9 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such section, then, in each such case, Holding shall make a good faith adjustment to the Exercise Price and Warrant Number into which each Warrant is exercisable in accordance with the intent of this Section 9 and, upon the written request of the holders of a majority of the Warrants, shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of Holding), which shall, at Holding's sole cost and expense, give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 9, necessary to preserve, without dilution, the purchase rights represented by these Warrants. Upon receipt of such opinion, Holding shall promptly mail a copy thereof to the Holder of each Warrant and shall make the adjustments described therein.



CompDent Warrant Agreement - Page 13

      (o) Special Provision Regarding Certain Preferred Stock

      So long as Purchasers together with any Affiliates of any Purchaser own, collectively, at least fifty percent (50%) of the Warrants, without the prior written consent of at least a majority of the Warrants then held by all Purchasers and the Affiliates of the Purchasers, Holding shall not amend its Certificate of Incorporation to (i) increase the number of shares of Common Stock into which the Convertible Preferred Stock or the Perpetual Preferred Stock converts (ii) change or modify the definitions of Conversion Price or Conversion Value or (iii) change or modify the formula used to determine the number of shares of Common Stock issuable upon conversion of the Convertible Preferred Stock or the Perpetual Preferred Stock.

      (p) B of A Warrants

      Notwithstanding anything to the contrary contained herein or in any other Document, in the event Holding issues any of the B of A Warrants and such B of A Warrants are issued to or released from escrow to any Person or retained by any Person outside of escrow, Holding shall, contemporaneous with such release or retainage, issue to Purchasers additional Warrants to purchase shares (subject to adjustment) of Common Stock issuable upon the exercise thereof in an amount equal to the number of shares of Common Stock necessary to cause the Purchasers to hold, in the aggregate, the same percentage of the fully diluted Common Stock after giving effect to the issuance of the B of A Warrants as the percentage of the fully diluted Common Stock owned by the Purchasers, in the aggregate, upon the issuance of the initial Warrants on the Closing Date. Such additional Warrants shall be issued to each Purchaser in the same proportion as the initial Warrants issued on the Closing Date were issued to the Purchasers. Such additional Warrants shall be subject to and have the benefit of the terms and provisions of this Agreement, the Stockholders Agreement and the Registration Agreement as if such additional Warrants were issued on the Closing Date, including without limitation, any anti-dilution adjustments required by this
Section 9, whether occurring prior to the issuance of such additional Warrants or otherwise. "B of A Warrants" means any warrants to purchase Common Stock issued pursuant to that certain warrant letter agreement dated April 11, 2000 by and among Holding, the Company, Bank of America, N.A. and Bank of America Securities LLC, as modified by that certain letter agreement dated July 12, 2000 by and among Holding, the Company, Bank of America, N.A. and Bank of America Securities LLC, as the same may be further amended, modified, supplemented or restated from time to time after the Closing Date.

      (q) Miscellaneous

      For purpose of this Section 9 the term "shares of Common Stock" shall mean
(i) shares of any class of stock designated as Common Stock of Holding as of the date of this Agreement, (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares other than changes or reclassifications consisting solely of changes in par value, or from par value to no par value, or from no par value to par value and (iii) shares of Common Stock of Holding or options, warrants or rights to purchase Common Stock of Holding or securities convertible into



CompDent Warrant Agreement - Page 14
or exchangeable for shares of Common Stock of Holding outstanding on the date hereof and shares of Common Stock of Holding issued upon exercise, conversion or exchange of such securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 9, the holders of Warrants shall become entitled to purchase any securities of Holding other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (q) of this Section 9, inclusive, and the provisions of Sections 5, 6, 8 and 11 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

      SECTION 10. Required Distributions. Holding shall not declare, make or pay any dividend or otherwise distribute to all holders of any class of its Common Stock (i) any evidences of indebtedness of Holding or any of its Subsidiaries,
(ii) any assets of Holding or any of its Subsidiaries, or (iii) to the extent an adjustment to the Warrant Number is not required pursuant to the provisions of
Section 9, any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of Holding or any of its Subsidiaries, unless it concurrently makes a cash payment to the holders of the Warrants equal to (x) the amount of cash or the fair market value (as determined in good faith by the Board of Directors) of any assets or securities distributed with respect to each outstanding share of Common Stock, multiplied by (y) the number of shares of Common Stock then issuable upon exercise of the Warrants.

      SECTION 11. Fractional Interests. Holding shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), Holding may pay an amount in cash equal to the fair market value of the Warrant Share so issuable (as determined in good faith by the Board of Directors), multiplied by such fraction.

      SECTION 12. Notices to Warrant Holders. Upon any adjustment pursuant to
Section 9 hereof, Holding shall promptly thereafter (i) cause to be filed with Holding a certificate of an officer of Holding setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the Holders at its address appearing on the Warrant Register written notice of such adjustments in accordance with the provisions of this Section 12. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.



CompDent Warrant Agreement - Page 15

In case:

      (a) Holding shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

      (b) Holding shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities;

      (c) of any consolidation or merger to which Holding is a party and for which approval of any shareholders of Holding is required, or of the conveyance or transfer of the properties and assets of Holding substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

      (d) of the voluntary or involuntary dissolution, liquidation or winding up of Holding; or

      (e) Holding proposes to take any action that would require an adjustment to the Warrant Number or the Exercise Price pursuant to Section 9 hereof;

then Holding shall cause to be given to each of the Holders at its address appearing on the Warrant Register, at least 10 days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, in accordance with the provisions of
Section 13 hereof, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 12 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

      Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of Directors of Holding or any other matter, or any rights whatsoever as shareholders of Holding; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.



CompDent Warrant Agreement - Page 16

      SECTION 13. Notices to Holding and Warrant Holders. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telex, telecopier, or reputable overnight air courier promising next day delivery:

      (a) if to Purchasers, at the address and telecopy numbers set forth on the signature pages hereof, with a copy to Gardere & Wynne, L.L.P., 3000 Thanksgiving Tower, 1601 Elm Street, Dallas, Texas 75201-4761, Telecopy No.
(214) 999-4667, Attention: Gary B. Clark, Partner; and

      (b) if to Holding, to CompDent Corporation, 8800 Roswell Road, Atlanta, Georgia 30350, Attention: General Counsel, Telecopy No. (770) 992-4349, with a copy to Goodwin, Proctor & Moat LLP at Exchange Place, Boston, MA 02109,
Attention: John R. LaClaire, P.C., Telecopy No. (617) 523-1231.

      All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior written notice of such change in accordance herewith.

      SECTION 14. Financial Information. Until the completion of an IPO by Holding and notwithstanding the payment in full of the Notes, Holding shall deliver to each Holder of Warrants and Warrant Shares the financial statements and information required by clauses (a)(i) and (a)(ii) of Section 5.2 of the Securities Purchase Agreement.

      SECTION 15. Successors. All the covenants and provisions of this Agreement by or for the benefit of Holding shall bind and inure to the benefit of its respective successors and permitted assigns hereunder.

      SECTION 16. Termination. Except as provided in the following sentence, this Agreement shall terminate upon the earlier of the exercise of all Warrants pursuant to this Agreement or the eleventh anniversary of the date hereof. The requirement to deliver financial information set forth in Section 14 shall continue, notwithstanding the exercise of all Warrants, until the earlier to occur of (i) the sale of Holding and (ii) the completion of an IPO by Holding.

      SECTION 17. Governing Law: Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. Holding hereby irrevocably submits to the jurisdiction of any New York State Court sitting in the Borough of Manhattan in the City of New York or any Federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement and the Warrants, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Holding irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such



CompDent Warrant Agreement - Page 17
court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Nothing herein shall affect the right of any Holder of a Warrant to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Holding in any other jurisdiction.

      SECTION 18. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person other than Holding and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Holding and the Holders.

      SECTION 19. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      SECTION 20. Amendments and Waivers. Subject to Section 17, no provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound; provided that any amendment or waiver sought from the Holders of any provision of this Agreement which affects Holders generally shall be given by Holders of at least a majority of the Warrants outstanding (or, in the case of amendments or waivers affecting Holders of Warrant Shares generally, by Holders of at least a majority of the Warrants and Warrant Shares, taken as one class, with each Warrant and each Warrant Share representing the right to one vote) and any amendment or waiver so given shall be binding on all Holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

      SECTION 21. Fair Market Value of Notes and Warrants. Holding and the Purchasers hereby agree that for purposes of IRC Treasury Regulations Section 1.1273-2(h), (a) the "issue price" of the investment unit consisting of the Notes and Warrants is $30,000,000, (b) the fair market value of the Notes is $29,769,000 and (c) the fair market value of Warrants is $231,000. Holding and the Purchasers agree to use the foregoing issue price and fair market value for U.S. federal tax purposes with respect to the transactions contemplated by this Agreement (unless otherwise required by a final determination of the Internal Revenue Service or a court of competent jurisdiction).

      SECTION 22. Inconsistent Agreements. The Company and Holding shall not, and shall not permit any of the Subsidiaries of the Company to supplement, amend or otherwise modify the terms of the respective Charter Documents if the effect thereof would be (A) materially adverse to the Holders or (B) to supplement, amend or otherwise modify any of the terms of the Senior Preferred Stock, the Convertible Preferred Stock or the Perpetual Preferred Stock.


                            [SIGNATURE PAGES FOLLOW]




CompDent Warrant Agreement - Page 18

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the day and year first above written.


COMPDENT CORPORATION


By:     /s/ David R. Klock
       ------------------------------------
Name:  David R. Klock
       ------------------------------------
Title: Chairman and Chief Executive Officer
       ------------------------------------




CompDent Warrant Agreement - Signature Page

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
TCW/CRESCENT MEZZANINE TRUST II

By:  TCW/Crescent Mezzanine II, L.P.,
     as general partner or managing owner

By:  TCW/Crescent Mezzanine, L.L.C.,
     its General Partner

     By:   /s/ Timothy P. Costello
          ----------------------------------
     Name:   TIMOTHY P. COSTELLO
     Title:  MANAGING DIRECTOR

Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention:  Timothy P. Costello
Phone:      (214) 740-7348
Fax:        (214) 740-7382




CompDent Warrant Agreement - Signature Page

TCW LEVERAGED INCOME TRUST, L.P.

By:  TCW Advisors (Bermuda), Ltd.,
     as General Partner

     By:  /s/ Darryl L. Schall
          ------------------------------
     Name:   Darryl L. Schall
     Title:  Managing Director

By:  TCW Investment Management Company,
     as Investment Advisor

     By:  /s/ Timothy P. Costello
         -------------------------------
     Name:    TIMOTHY P. COSTELLO
     Title:   MANAGING DIRECTOR

Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Timothy P. Costello
Phone:     (214)740-7348
Fax:       (214)740-7382




CompDent Warrant Agreement - Signature Page

TCW LEVERAGED INCOME TRUST II, L.P.

By:  TCW (LINC II), L.P., as general partner
By:  TCW Advisors (Bermuda), Ltd., as general partner

     By:  /s/ Darryl L. Schall
        -------------------------------
     Name: Darryl L. Schall
     Title: Managing Director


By:  TCW Investment Management Company,
     as Investment Advisor


     By:  /s/ Timothy P. Costello
        -------------------------------
     Name:  TIMOTHY P. COSTELLO
     Title: MANAGING DIRECTOR


Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Timothy P. Costello
Phone:     (214)740-7348
Fax:       (214)740-7382




CompDent Warrant Agreement - Signature Page

TCW LEVERAGED INCOME TRUST IV, L.P.

By:  TCW Asset Management Company, as Investment Advisor

     By:  /s/ Darryl L. Schall
        ----------------------------------
     Name:  Darryl L. Schall
     Title: Managing Director


     By:  /s/ Timothy P. Costello
        ----------------------------------
     Name:  Timothy P. Costello
     Title: Managing Director


By:  TCW (LINC IV), L.L.C., as General Partner
By:  TCW Asset Management Company, as its Managing Member


     By: /s/ Darryl L. Schall
        ----------------------------------
     Name:  Darryl L. Schall
     Title: Managing Director


     By:  /s/ Timothy P. Costello
        ----------------------------------
     Name:  Timothy P. Costello
     Title: Managing Director


Address for Notices:
--------------------
c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention:  Timothy P. Costello
Phone:      (214)740-7348
Fax:        (214)740-7382



CompDent Warrant Agreement - Signature Page

                                    EXHIBIT A


THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JULY 12, 2000, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT, A SECURITIES PURCHASE AGREEMENT AND AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, EACH DATED AS OF JULY 12, 2000, AMONG THE ISSUER OF SUCH SECURITIES ("HOLDING"), THE PURCHASERS REFERRED TO THEREIN AND THE OTHER PARTIES THERETO. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH AGREEMENTS AND HOLDING RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNLESS SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED WITHOUT CHARGE BY HOLDING TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES AS SET FORTH IN HOLDING'S CERTIFICATE OF INCORPORATION. HOLDING WILL FURNISH A COPY OF SUCH AGREEMENTS AND/OR CERTIFICATE OF INCORPORATION TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST.


No:_______                                                        ______Warrants


                              Warrant Certificate

                              COMPDENT CORPORATION


      This Warrant Certificate certifies that___________, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above to purchase common stock, par value $.01 per share (the "Common Stock"), of CompDent Corporation, a Delaware corporation ("Holding"). Each Warrant entitles the holder upon exercise at any time on or prior to 5:00 p.m. on July 12, 2011, to receive from Holding one fully paid and nonassessable share of Common Stock (a "Warrant Share"), at the initial exercise price (the "Exercise Price") of $ .01, payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of Holding designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement. In the alternative, the Holder hereof may instead exercise Warrants and receive Warrant Shares through



Exhibit A to CompDent Warrant Agreement - Page 1 an Offset Exercise (as defined in the Warrant Agreement) or Net Exercise (as defined in the Warrant Agreement) in accordance with the terms of Section 5 of the Warrant Agreement.

      The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of July 12, 2000 (the "Warrant Agreement"), duly executed and delivered by Holding, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of Holding and the holders (the words "holders or holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to Holding.

      The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of Holding designated for such purpose. In the alternative, the Holder hereof may instead exercise Warrants and receive Warrant Shares through an Offset Exercise (as defined in the Warrant Agreement) or Net Exercise (as defined in the Warrant Agreement) in accordance with the terms of Section 5 of the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by Holding to the holder hereof or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

      The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares issuable upon exercise of a Warrant and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.

      The holder hereof will have certain registration rights and other rights and obligations with respect to the Warrant Shares as provided in the Amended and Restated Registration Agreement dated as of July 12, 2000 by and among Holding and the other persons party thereto (the "Registration Agreement"). Copies of the Registration Agreement may be obtained by the holder hereof upon written request to Holding.

      Warrant Certificates, when surrendered at the office of Holding by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

      Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of Holding a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall



Exhibit A to CompDent Warrant Agreement - Page 2 be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge.

      Holding may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and Holding shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of Holding.

      IN WITNESS WHEREOF, CompDent Corporation has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President.

Dated: July 12, 2000

COMPDENT CORPORATION

By:
       ----------------------------------
Name:
       ----------------------------------
Title:
       ----------------------------------



Exhibit A to CompDent Warrant Agreement - Page 3

                          FORM OF ELECTION TO PURCHASE

                    (To Be Executed Upon Exercise of Warrant)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive___________shares of Common Stock and [HEREWITH TENDERS PAYMENT FOR SUCH SHARES TO THE ORDER OF COMPDENT CORPORATION IN THE AMOUNT OF $ _________ IN ACCORDANCE WITH THE TERMS HEREOF.] [ELECTS TO MAKE AN OFFSET EXERCISE] [ELECTS TO MAKE A NET EXERCISE]

      The undersigned requests that a certificate for such shares be registered in the name of _____________whose address is ________and that such shares be delivered to_________________whose address is ___________________ .

      If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of___________, whose address is _________________________ and that such Warrant
Certificate be delivered to whose address is ___________________________.


                                         Signature(s):
                                                      --------------------------

                                         NOTE: The above signature(s) must
                                               correspond with the name written
                                               upon the face of this Warrant
                                               Certificate in every particular,
                                               without alteration or enlargement
                                               or any change whatever. If this
                                               Warrant is held of record by two
                                               or more joint owners, all such
                                               owners must sign.



Date:
     -------------------------

Signature Guaranteed[*]

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee programs:

          (1)   The Securities Transfer Agent Medallion Program (STAMP);

          (2)   The New York Stock Exchange Medallion Program (MSP);

          (3)   The Stock Exchange Medallion Program (SEMP).

                               FORM OF ASSIGNMENT

           (To be signed only upon assignment of Warrant Certificate)



      FOR VALUE RECEIVED,____________________hereby sells, assigns and transfers unto_________________________ whose address is_______________________and whose social security number or other identifying number is______________, the within Warrant Certificate, together with all right, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably constitute and appoint_________, attorney, to transfer said Warrant Certificate on the books of the within-named company, with full power of substitution in the premises.


                                    Signature(s):
                                                  ------------------------------


                                    NOTE:  The above signature(s) must
                                           correspond with the name written upon
                                           the face of this Warrant Certificate
                                           in every particular, without
                                           alteration or enlargement or any
                                           change whatever. If this Warrant is
                                           held of record by two or more joint
                                           owners, all such owners must sign.

Date:
      --------------------------

Signature Guaranteed

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee programs:

          (1)   The Securities Transfer Agent Medallion Program (STAMP);

          (2)   The New York Stock Exchange Medallion Program (MSP)

          (3)   The Stock Exchange Medallion Program (SEMP).